UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 8, 2009

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza, Suite 1530 Clayton, MO (Address of principal executive offices)	63105-3443 (Zip Code)

(314) 480-1400 (Registrant's telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                      Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Olin disclaims any intention or obligation to update or revise this information.

Attached as Exhibit 99.1 and incorporated herein by reference, is a copy of the registrant’s press release dated September 8, 2009 announcing that senior management will be available for one-on-one sessions and will make presentations at the following conferences: 1) Sidoti & Company, LLC West Coast Emerging Growth Institutional Investor Forum in San Francisco on September 11, 2009 at 7:55 AM Pacific Time; 2) Credit Suisse Chemical and Ag Science Conference in New York City on September 15, 2009 at 2:30 PM Eastern Time; 3) KeyBanc Capital Markets Basic Materials & Packaging Conference in Boston on September 16, 2009 at noon Eastern Time; and 4) Banc of America – Merrill Lynch Smid Cap Conference in Boston on September 22, 2009 at 8:00 AM Eastern Time.

Copies of the presentation slides for the conferences will be available the evening prior to each event on Olin’s web site www.olin.com in the Investors section under Investor Presentations.

Item 9.01.                      Financial Statements and Exhibits.

Exhibit No.	Exhibit
99.1	Press Release dated September 8, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

           OLIN CORPORATION

           By:           /s/ George H. Pain
           Name:   George H. Pain
           Title:     Vice President, General Counsel and Secretary

Date:  September 8, 2009

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release dated September 8, 2009